                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Filed by the Registrant [X]

        Filed by a Party other than the Registrant [X]

        Check the appropriate box:

        [ ]    Preliminary Proxy Statement

        [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

        [X]    Definitive Proxy Statement

        [ ]    Definitive Additional Materials

        [ ]    Soliciting Material under Section 240.14a-12

                                 E.piphany, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

        Payment of Filing Fee (Check the appropriate box):

        [X]    No fee required.

        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               (1) Title of each class of securities to which transaction applies:

               (2) Aggregate number of securities to which transaction applies:

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               (4)    Proposed maximum aggregate value of transaction:

               (5)    Total fee paid:

        [ ]    Fee paid previously with preliminary materials:

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)    Amount Previously Paid:

               (2)    Form, Schedule or Registration Statement No.:

               (3)    Filing Party:

               (4)    Date Filed:

                                [E.PIPHANY LOGO]
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             THURSDAY, MAY 31, 2001

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of E.piphany, Inc., a Delaware corporation, will be held on Thursday, May 31, 2001 at 10:00 a.m., local time, at 475 Concar Drive, San Mateo, California 94403, for the following purposes:

          1. To elect two Class II directors to serve for a term of three years or until their successors are duly elected and qualified;

          2. To ratify the appointment of Arthur Andersen LLP as E.piphany's independent public accountants for the fiscal year ending December 31, 2001; and

          3. To transact such other business as may properly come before the meeting or at any and all continuation(s) or adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 6, 2001 are entitled to receive notice of, to attend and to vote at the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the meeting in person. Any stockholder attending the meeting may vote in person even if such stockholder returned a proxy.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/ Roger S. Siboni
                                          Roger S. Siboni
                                          President, Chief Executive Officer and
                                          Chairman of the Board

San Mateo, California
April 25, 2001

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

     The enclosed Proxy is solicited on behalf of the Board of Directors of E.piphany, Inc. for use at the Annual Meeting of Stockholders to be held Thursday, May 31, 2001, at 10:00 a.m., local time, or at any and all continuations or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 475 Concar Drive, San Mateo, California 94403. The telephone number at that location is (650) 578-7200. E.piphany's headquarters are located at 1900 South Norfolk Street, Suite 310, San Mateo, California 94403 and the telephone number is (650) 356-3800.

     These proxy solicitation materials were mailed on or about April 25, 2001 to all stockholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

PURPOSES OF THE ANNUAL MEETING

     The purposes of the Annual Meeting are:

     - to elect two Class II directors to serve for a term of three years and until their successors are duly elected and qualified,

     - to ratify the appointment of Arthur Andersen LLP as E.piphany's independent public accountants for the fiscal year ending December 31, 2001, and

     - to transact such other business as may properly come before the meeting or at any and all continuation(s) or adjournment(s) thereof.

RECORD DATE AND SHARES OUTSTANDING

     Stockholders of record at the close of business on April 6, 2001 (the "Record Date") are entitled to notice of, and to vote at the Annual Meeting. At the Record Date, 69,282,684 shares of E.piphany's Common Stock were issued and outstanding. For information regarding security ownership by management and 5% stockholders, see "Other Information -- Security Ownership of Certain Beneficial Owners and Management." The closing price of E.piphany's Common Stock on The Nasdaq Stock Market on the last trading day immediately prior to the Record Date was $8.06 per share.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by taking any of the following actions:

     - delivering to the secretary of E.piphany, by any means, including facsimile, a written notice, bearing a date later than the date of the proxy, stating that the proxy is revoked,

     - if voting electronically or by telephone, voting again by use of the same procedures, as described below,

     - signing and delivering a proxy relating to the same shares and bearing a later date prior to the vote at the meeting, or

     - attending the meeting and voting in person, although attendance at the meeting will not, by itself, revoke a proxy.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares.

VOTING AND SOLICITATION

     Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters. The two candidates for election as directors at the Annual Meeting who receive the highest number of affirmative votes of the shares of E.piphany's outstanding Common Stock present or represented at the Annual Meeting will be elected. The ratification of the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending December 31, 2001 will require the affirmative vote of a majority of the shares of E.piphany's outstanding Common Stock present or represented at the Annual Meeting.

     Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions, properly executed proxies will be voted:

     - FOR the election of each of E.piphany's director nominees, and

     - FOR ratification of the appointment of Arthur Andersen LLP as E.piphany's independent auditors for the fiscal year ending December 31, 2001.

     No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy as the Board of Directors may recommend.

     The cost of this solicitation will be borne by E.piphany. E.piphany may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of E.piphany's directors, officers and regular employees, without additional compensation other than reimbursement of expenses, personally or by telephone, telegram or letter.

VOTING ELECTRONICALLY OR BY TELEPHONE

     Instead of submitting your vote by mail on the enclosed proxy card, you can vote electronically by submitting your proxy through the Internet or by telephone. PLEASE NOTE THAT THERE ARE SEPARATE ARRANGEMENTS FOR USING THE INTERNET AND TELEPHONE DEPENDING ON WHETHER YOUR SHARES ARE REGISTERED IN THE COMPANY'S STOCK RECORDS IN YOUR NAME OR IN THE NAME OF A BROKERAGE FIRM OR BANK. The Internet and telephone voting procedures are designed to authenticate your identity as an E.piphany stockholder, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Stockholders voting by means of the Internet through Boston EquiServe, the Company's transfer agent, should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that may be borne by each individual stockholder.

  Shares Registered Directly in the Name of the Stockholder

     Stockholders with shares registered directly in their name in E.piphany's stock records maintained by Boston EquiServe, may vote their shares:

     - by submitting their proxy through the Internet at the following address on the World Wide Web: http://www.eproxyvote.com/epny,

     - by making a toll-free telephone call to Boston EquiServe at 1-877-779-8683, or

     - by mailing their signed proxy card.

Specific instructions to be followed by registered stockholders are set forth on the enclosed proxy card. Proxies submitted through the Internet or by telephone through Boston EquiServe as described above must be received by midnight E.S.T. on May 30, 2001.

  Shares Registered in the Name of a Brokerage Firm or Bank

     A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. That program is different from the program provided by Boston EquiServe for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP Program, you may vote those shares by calling the telephone number which appears on your voting form or through the Internet in accordance with instructions set forth on the voting form. If you have any questions regarding the proposals or how to execute your vote, please contact our proxy solicitor, CIC, at 1-201-896-1900.

  Revocation of Proxies Submitted Electronically or by Telephone

     To revoke a proxy previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, but prior to midnight E.S.T. on May 30, 2001, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker non-vote are counted present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting; however, such votes are not deemed to be Votes Cast. As a result, abstentions and broker non-votes are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the Votes Cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of E.piphany's stockholders that are intended to be presented by such stockholders at E.piphany's next Annual Meeting of stockholders must be received by E.piphany at its principal executive offices no later than December 26, 2001 in order to be considered for possible inclusion in the Proxy Statement and form of Proxy relating to such meeting.

     If you intend to present a proposal at E.piphany's Annual Meeting of stockholders to be held in 2002, but you do not intend to have it included in our 2002 Proxy Statement, you must deliver a copy of your proposal to E.piphany's General Counsel at our principal executive offices listed above no later than March 1, 2002 and no earlier than January 31, 2002. If the date of E.piphany's 2002 Annual Meeting is more than 30 calendar days before or after the date of our 2001 Annual Meeting, your notice of a proposal will be timely if we receive it by the close of business on the tenth (10th) day following the day we publicly announce the date of the 2002 Annual Meeting. If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

DIRECTORS

     E.piphany's Board of Directors is currently comprised of seven members, divided into three classes with overlapping three-year terms. As a result, a portion of E.piphany's Board of Directors will be elected each year. Ms. Crowell, who will not stand for re-election, Ms. Ming and Mr. Mackenzie have been designated Class II directors, and their terms expire at this Annual Meeting of Stockholders. Messrs. Hazen and Joss have been designated Class III directors, and their terms expire at the Annual Meeting of Stockholders to be held in 2002. Messrs. Siboni and Lee have been designated Class I directors, and their terms expire at the Annual Meeting of Stockholders to be held in 2003. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for E.piphany's two nominees named below, each of whom are currently directors of E.piphany. In the event that any nominee of E.piphany is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the 2004 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal.

INFORMATION REGARDING NOMINEE DIRECTORS

     Two Class II directors are to be elected at the Annual Meeting for a three-year term ending in 2004. The Board of Directors has nominated JENNIFER J. MING and DOUGLAS J. MACKENZIE for re-election as Class II directors. Set forth below is certain information as of the Record Date regarding the nominees for Class II directors.

          NOMINEES FOR CLASS II DIRECTORS FOR A TERM EXPIRING IN 2004

                            NAME                              AGE    POSITION
                            ----                              ---    --------
Jennifer J. Ming............................................  45     Director
Douglas J. Mackenzie........................................  41     Director

     Jennifer J. Ming has served as a director of E.piphany since April 2001. Ms. Ming has been the President of the Old Navy Division of Gap Inc., a clothing retailer, since April 1998. From February 1993 to April 1998, Ms. Ming served as Executive Vice President of the Old Navy Division of Gap Inc. Ms. Ming holds a B.A. in Clothing and Textile from San Jose State University.

     Douglas J. Mackenzie has served as a director of E.piphany since January 1998. Mr. Mackenzie has been a general partner of the venture capital firm of Kleiner Perkins Caufield & Byers since 1994. Mr. Mackenzie serves on the board of directors of Marimba, Inc., Pivotal Corporation and several private companies. Mr. Mackenzie holds an A.B. in Economics from Stanford University, an M.S. in Industrial Engineering from Stanford University and an M.B.A. from Harvard University.

REQUIRED VOTE

     The two nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under Delaware law.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     E.PIPHANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

INFORMATION REGARDING OTHER DIRECTORS

     Set forth below is certain information as of the Record Date regarding each other incumbent director of E.piphany whose term of office continues after the Annual Meeting.

            INCUMBENT CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2002

                            NAME                              AGE    POSITION
                            ----                              ---    --------
Paul M. Hazen...............................................  59     Director
Robert L. Joss..............................................  59     Director

     Paul M. Hazen has served as a director of E.piphany since June 1999. Mr. Hazen serves as Chairman of the board of directors of Wells Fargo & Co., a position he has held since January 1995. Mr. Hazen also served as Chief Executive Officer of Wells Fargo & Co., a national bank, from January 1995 to November 1998. Mr. Hazen serves on the board of directors of Safeway, Inc., Phelps Dodge Corporation, and Vodafone Group, plc. Mr. Hazen holds a B.S. in Finance from the University of Arizona and an M.B.A. from the University of California at Berkeley.

     Robert L. Joss has served as a director of E.piphany since June 1999. Mr. Joss has been Dean of the Graduate School of Business at Stanford University since September 1999. From February 1993 to February 1999, Mr. Joss served as Chief Executive Officer of Westpac Banking Corporation. Mr. Joss serves on the board of directors of BEA Systems, Inc. and Wells Fargo & Co. Mr. Joss holds a B.A. in Economics from the University of Washington and an M.B.A. and Ph.D. in Finance from Stanford University.

             INCUMBENT CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2003

             NAME                AGE                     POSITION
             ----                ---                     --------
Roger S. Siboni................  46     President, Chief Executive Officer and
                                        Chairman of the Board
Sam H. Lee.....................  40     Director

     Roger S. Siboni has served as President, Chief Executive Officer and a member of the board of directors of E.piphany since August 1998. He has served as Chairman of the Board of Directors since December 1999. Prior to joining E.piphany, Mr. Siboni served as Deputy Chairman and Chief Operating Officer of KPMG Peat Marwick LLP, a member firm of KPMG International, an accounting and consulting organization, from October 1996 to July 1998 and served as National Managing Partner of KPMG's information and communications practice from June 1993 to October 1996. Mr. Siboni serves on the board of directors of Cadence Design Systems, Inc., FileNET, Inc., Active Software and Pivotal Corporation. Mr. Siboni also serves as Chairman of the advisory board of the Haas Graduate School of Business at the University of California at Berkeley. Mr. Siboni holds a B.S. in Business Administration from the University of California at Berkeley and is a Certified Public Accountant in New York and California.

     Sam H. Lee has served as a director of E.piphany since March 1997. Mr. Lee is a co-founder and general partner of Information Technology Ventures, a venture capital firm, a position he has held since June 1994. Mr. Lee serves on the board of directors of several private companies. Mr. Lee holds a B.S. in Electrical Engineering from Mississippi State University, a Masters of Engineering degree from Texas A&M University and an M.B.A. from the Wharton School of the University of Pennsylvania.

     There are no family relationships among any of the directors or executive officers of E.piphany.

BOARD MEETINGS AND COMMITTEES

     E.piphany's Board of Directors held a total of eight meetings (5 regularly scheduled meetings and 3 special meetings) during the year ended December 31, 2000. All director nominees and incumbent directors who served as a director during fiscal 2000 attended no less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which such director served, if any, during fiscal 2000. The Board of Directors has an Audit Committee, a Compensation Committee and an Employee Option Committee, but does not have a nominating committee or a committee performing the functions of a nominating committee.

     E.piphany established an Audit Committee in June 1999. The Audit Committee of the Board of Directors currently consists of Messrs. Hazen, Joss and Lee. The Audit Committee held four meetings during 2000. The Audit Committee reviews the internal accounting procedures of E.piphany and consults with and reviews the services provided by E.piphany's independent accountants.

     E.piphany established the Compensation Committee in June 1999. The Compensation Committee of the Board of Directors currently consists of Messrs. Joss and Mackenzie. The Compensation Committee held one meeting during 2000. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of executive officers of E.piphany.

     E.piphany established the Employee Option Committee in October 1999. The Employee Option Committee of the Board of Directors currently consists solely of Mr. Siboni. The Employee Option Committee determines stock option grants up to a maximum of 30,000 shares for employees of E.piphany who are not executive officers.

DIRECTOR COMPENSATION

     Directors do not currently receive any cash compensation from E.piphany for their service as members of the Board of Directors. Under E.piphany's 1999 Stock Plan, outside directors receive a grant of 37,500 stock options upon joining the Board of Directors, receive 18,750 stock options annually at the time of the Annual Meeting of Stockholders if they have served as a director for at least six months and are eligible to receive additional stock option grants at the discretion of the Board of Directors or other administrator or the plan.

     During fiscal 2000, the board granted to each of Messrs. Hazen and Joss options to purchase 18,750 shares of common stock with an exercise price of $63.17 per share, after taking E.piphany's 3-for-2 stock split on November 14, 2000 into account.

                                 PROPOSAL NO. 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Arthur Andersen LLP, independent auditors, to audit the consolidated financial statements of E.piphany for the fiscal year ending December 31, 2001 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

  Audit Fees:

     Audit fees billed to E.piphany by Arthur Andersen LLP during E.piphany's 2000 fiscal year for audit of E.piphany's annual financial statements and for review of those financial statements included in E.piphany's quarterly reports on Form 10-Q totaled $145,000.

  Financial Information Systems Design and Implementation Fees:

     Fees billed to E.piphany by Arthur Andersen LLP during E.piphany's 2000 fiscal year for financial information systems design and implementation totaled $0.

  All Other Fees:

     Fees billed to E.piphany by Arthur Andersen LLP during E.piphany's 2000 fiscal year for all other non-audit services rendered to E.piphany, including tax related services, totaled $557,176.

     Stockholder ratification of the selection of Arthur Andersen LLP as E.piphany's independent auditors is not required by E.piphany's Bylaws or other applicable legal requirement. However, the Board is submitting the selection of Arthur Andersen LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain Arthur Andersen LLP. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of E.piphany and its stockholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of Arthur Andersen LLP as E.piphany's independent auditors for the fiscal year ending December 31, 2001. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS E.PIPHANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                               OTHER INFORMATION

EXECUTIVE OFFICERS

     The following table sets forth information with respect to E.piphany's current executive officers.

                NAME                   AGE                           POSITION
                ----                   ---                           --------
Roger S. Siboni......................         President, Chief Executive Officer and Chairman of the
                                       46     Board
Kevin J. Yeaman......................  34     Chief Financial Officer
Roy W. Camblin III...................  54     Senior Vice President, Chief Information Officer
Phillip M. Fernandez.................  40     Executive Vice President, Product Development
Anthony M. Leach.....................  49     Executive Vice President, General Manager, EMEA
Jeff Pulver..........................  34     Executive Vice President, Marketing
Karen A. Richardson..................         Executive Vice President, General Manager, North
                                       38     America
William J. Walsh.....................         Executive Vice President, General Manager,
                                       37     International

     Roger S. Siboni has served as President, Chief Executive Officer and a member of the board of directors of E.piphany since August 1998. He has served as Chairman of the Board of Directors since December 1999. Prior to joining E.piphany, Mr. Siboni served as Deputy Chairman and Chief Operating Officer of KPMG Peat Marwick LLP, a member firm of KPMG International, an accounting and consulting organization, from October 1996 to July 1998 and served as National Managing Partner of KPMG's information and communications practice from June 1993 to October 1996. Mr. Siboni serves on the board of directors of Cadence Design Systems, Inc., FileNET, Inc., Active Software and Pivotal Corporation. Mr. Siboni also serves as Chairman of the advisory board of the Haas Graduate School of Business at the University of California at Berkeley. Mr. Siboni holds a B.S. in Business Administration from the University of California at Berkeley and is a Certified Public Accountant in New York and California.

     Kevin J. Yeaman has served as Chief Financial Officer of E.piphany since August 1999, as Vice President, Finance and Administration of E.piphany from June 1999 to August 1999 and as Controller of E.piphany from August 1998 to June 1999. From February 1998 to August 1998, Mr. Yeaman served as Worldwide Vice President of Field Operations for Informix Software, Inc., a provider of relational database software. From September 1988 to February 1998, Mr. Yeaman served in Silicon Valley and London in various positions at KPMG Peat Marwick LLP, an accounting firm, serving most recently as a senior manager. Mr. Yeaman holds a B.S. in Commerce from Santa Clara University and is a Certified Public Accountant in California.

     Roy W. Camblin III has served as Senior Vice President, Chief Information Officer of E.piphany since January 2001. Prior to joining E.piphany, Mr. Camblin was employed by Netgateway, Inc. as Chief Executive Officer and Executive Vice President, Chief Information Officer from July 1999 to November 2000. From May 1998 to July 1999, Mr. Camblin was employed by CB Richard Ellis as Executive Vice President, Chief Information Officer. From January 1996 to April 1998, Mr. Camblin was employed by Citicorp's Investment Products Division as Head, Global Operations & Technologies. Mr. Camblin holds a B.S. in Business Administration from Florida State University and an M.S. in Systems Management from the University of Southern California.

     Phillip M. Fernandez has served as Executive Vice President, Product Development of E.piphany since April 1999. Prior to joining E.piphany, Mr. Fernandez served in several executive positions at Red Brick Systems Inc., a provider of database software. Mr. Fernandez served as Executive Vice President and Chief Operating Officer of Red Brick Systems Inc. from June 1998 to December 1998, as Senior Vice President of Products and Services from November 1996 to May 1998 and as Vice President of Product Development from December 1991 to October 1996. From January 1999 to March 1999, after Red Brick Systems, Inc. was acquired by Informix, Mr. Fernandez served as a consultant to Informix. Mr. Fernandez holds a B.A. in History from Stanford University.

     Jeff Pulver has served as Executive Vice President, Marketing of E.piphany since May 2000. Prior to joining E.piphany, Mr. Pulver was employed by Octane Software, Inc., a customer relationship management software provider that was acquired by E.piphany in May 2000, as Vice President of Marketing, from March 2000 to May 2000. From February 1995 to March 2000, Mr. Pulver was employed by PeopleSoft, Inc., an enterprise resource planning software provider, in various positions, most recently as Vice President, Marketing Communications. Mr. Pulver holds a B.S. in Industrial Technology from Cal Poly, San Luis Obispo.

     Anthony M. Leach has served as Executive Vice President, General Manager EMEA of E.piphany since August 2000 and served as Executive Vice President, Operations and Services from January 1999 to July 2000. Prior to joining E.piphany, Mr. Leach was employed by Oracle Corporation, a database system and applications supplier, as Senior Vice President of Consulting Services for Europe, the Middle East and Africa from November 1994 to June 1997, and as Senior Vice President of World Wide Consulting from June 1997 to January 1999. Mr. Leach is a Fellow of the Institute of Management Accounts, and a Fellow of the Institute of Chartered Accountants in England and Wales.

     Karen A. Richardson has served as Executive Vice President, General Manager, North America of E.piphany since July 2000 and served as Executive Vice President, Worldwide Sales from June 1998 to June 2000. From November 1995 to May 1998, Ms. Richardson served as Vice President of Sales at Netscape Communications Corporation, an internet software company. Ms. Richardson holds a B.S. in Industrial Engineering from Stanford University.

     William J. Walsh has served as Executive Vice President, General Manager, International of E.piphany since May 2000. Prior to joining E.piphany, Mr. Walsh was employed by Octane Software, Inc., a customer relationship management software provider that was acquired by E.piphany in May 2000, as President and Chief Operating Officer from January 2000 to May 2000. From September 1992 to December 1999, Mr. Walsh was employed by PeopleSoft, Inc., an enterprise resource planning software provider, in a number of positions, most recently as President, PeopleSoft International. Mr. Walsh holds a B.A. in Psychology from Depaul University and an M.B.A. from Loyola University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of E.piphany's common stock as of the Record Date by (i) each director of E.piphany, (ii) E.piphany's Chief Executive Officer and each of the four other most highly compensated executive officers of E.piphany's during fiscal 2000, (iii) all directors and executive officers of E.piphany as a group, and
(iv) all those known by E.piphany to be beneficial owners of more than five percent of outstanding shares of E.piphany's common stock. This table is based on information provided to E.piphany or filed with the Securities and Exchange Commission by E.piphany's directors, executive officers and principal stockholders. Unless otherwise indicated in the footnotes below, and subject to community property laws where applicable, each of the named persons has sole voting and investment power with respect to the shares shown as beneficially owned.

     Unless otherwise indicated, the address of each stockholder listed in the following table is c/o E.piphany, Inc., 1900 South Norfolk Street, Suite 310, San Mateo, California 94403. Applicable percentage ownership in the following table is based on 69,282,684 shares of common stock outstanding as of the Record Date.

                                                         NUMBER OF            PERCENTAGE OF
                                                    SHARES BENEFICIALLY    SHARES BENEFICIALLY
                 NAME AND ADDRESS                          OWNED                  OWNED
                 ----------------                   -------------------    --------------------
Putnam Investments................................       5,665,512                  8.2%
Massachusetts Financial Services..................       4,812,379                  6.9
Roger S. Siboni(1)................................       1,784,812                  2.6
Kevin J. Yeaman(2)................................         142,394                    *
Phillip M. Fernandez(3)...........................         321,998                    *
Anthony M. Leach..................................         435,312                    *
Karen A. Richardson(4)............................         313,439                    *
Douglas J. Mackenzie(5)...........................       3,058,134                  4.4
Sam H. Lee(6).....................................       1,692,079                  2.4
Gayle Crowell.....................................         367,242                    *
Paul M. Hazen(7)..................................          93,750                    *
Robert L. Joss(8).................................         108,750                    *
All directors and executive officers as a group
  (14 persons)(9).................................       8,668,083                 12.5%

---------------
  *  Less than 1% of the outstanding shares of common stock.

 (1) Includes 700,000 shares subject to repurchase by E.piphany as of March 31, 2001. E.piphany's right of repurchase lapses as to 50,000 shares per month for Mr. Siboni.

 (2) Includes 123,436 shares issuable upon exercise of stock options which are exercisable within 60 days of the Record Date.

 (3) Includes 312,811 shares issuable upon exercise of stock options which are exercisable within 60 days of the Record Date.

 (4) Includes 72,025 shares issuable upon exercise of stock options which are exercisable within 60 days of the Record Date.

 (5) 2,938,935 of the shares attributed to Mr. Mackenzie are held by entities associated with Kleiner Perkins Caufield & Byers, a venture capital firm. Mr. Mackenzie disclaims beneficial ownership of the shares held by the entities associated with Kleiner Perkins Caufield & Byers except for his monetary interest arising from his general partnership interest in the entities.

 (6) 1,454,732 of the shares attributed to Mr. Lee are held by entities associated with ITV Management, L.L.C., a venture capital firm. Mr. Lee disclaims beneficial ownership of the shares held by the entities associated with ITV Management, L.L.C. except for his monetary interest arising from his principal membership interest in ITV Management, L.L.C.

 (7) Includes 78,750 shares issuable upon exercise of currently exercisable stock options.

 (8) Includes 93,750 shares issuable upon exercise of currently exercisable stock options.

 (9) Includes the information contained in footnotes 1 to 8 above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There were no transactions from January 1, 2000 to April 6, 2001 in which E.piphany has been a party, the amount involved in the transaction exceeds $60,000 and in which any director, executive officer or holder of more than 5% of our capital stock had or will have a direct or indirect material interest other than compensation arrangements that are otherwise required to be described herein.

     INDEBTEDNESS OF MANAGEMENT

     Roger Siboni, our chief executive officer, was given a loan in July 1998 to purchase 2,400,000 shares of common stock at $0.26 2/3 per share for a total loan of $640,000. This loan is collateralized by the underlying shares of E.piphany. This loan is due on July 1, 2008 and accrues interest at 5.88% per annum. As of March 31, 2001, the outstanding balance on this loan was $743,116.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires E.piphany's officers and directors, and persons who own more than ten percent (10%) of a registered class of E.piphany's equity securities, to file certain reports regarding ownership of, and transactions in, E.piphany's securities with the Securities and Exchange Commission. Such officers, directors, and 10% stockholders are also required to furnish E.piphany with copies of all Section 16(a) forms that they file.

     Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to E.piphany pursuant to Rule 16a-3(e) of Regulation S-K, E.piphany believes that during fiscal year 2000, all filings with the Securities and Exchange Commission of its officers, directors and 10% stockholders complied with requirements for reporting ownership and changes in ownership of E.piphany's Common Stock pursuant to Section 16(a) of the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The table below summarizes the compensation earned for services rendered to E.piphany in all capacities for the fiscal years ended December 31, 1999 and 2000 by E.piphany's Chief Executive Officer and E.piphany's next four most highly compensated executive officers who earned more than $100,000 during fiscal 2000. These executives are referred to as the "Named Executive Officers" elsewhere in this Proxy Statement.

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                 ANNUAL COMPENSATION           AWARDS
                                             ----------------------------    SECURITIES
                                             FISCAL                          UNDERLYING     ALL OTHER
        NAME AND PRINCIPAL POSITION           YEAR     SALARY     BONUS       OPTIONS      COMPENSATION
        ---------------------------          ------   --------   --------   ------------   ------------
Roger S. Siboni............................   2000    $250,000   $175,000          --              --
  President, Chief Executive Officer and      1999     250,000         --          --        $  2,922
  Chairman of the Board of Directors
Kevin J. Yeaman............................   2000     175,000     37,266      75,000              --
  Chief Financial Officer                     1999     133,333     35,417      75,000              --
Phillip M. Fernandez.......................   2000     225,000     55,898      75,000              --
  Executive Vice President,                   1999     138,750     98,438     337,500              --
  Product Development
Anthony M. Leach...........................   2000     204,459     66,250          --              --
  Executive Vice President,                   1999     172,500    112,250     506,250              --
  General Manager, EMEA
Karen A. Richardson........................   2000     175,000    250,232     165,145              --
  Executive Vice President,                   1999     150,000    224,389      45,438              --
  General Manager, North America

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to stock options granted to each of the Named Executive Officers in the fiscal year ended December 31, 2000, including the potential realizable value over the ten-year term of the options, based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

     In the fiscal year ended December 31, 2000, we granted options to purchase up to an aggregate of 5,830,596 shares to employees, directors and consultants. All options were granted under our 1999 Stock Plan at exercise prices at or above the fair market value of our common stock on the date of grant, as determined in good faith by the board of directors. All options have a term of ten years. Optionees may pay the exercise price by cash, check, cancellation of any outstanding indebtedness of the option holder to us or delivery of already-owned shares of our common stock. All option shares listed in the table below vest over four years, with 25% of the option shares vesting one year after the option grant date, and the remaining option shares vesting ratably each month thereafter.

                                                   INDIVIDUAL GRANTS
                            ----------------------------------------------------------------
                                          % OF TOTAL                                              POTENTIAL REALIZABLE
                                           OPTIONS                                                  VALUE AT ASSUMED
                            NUMBER OF     GRANTED TO                  DEEMED                     ANNUAL RATES OF STOCK
                            SECURITIES    EMPLOYEES                  VALUE PER                   PRICE APPRECIATION FOR
                            UNDERLYING     IN LAST      EXERCISE     SHARE ON                         OPTION TERM
                             OPTIONS        FISCAL      PRICE PER     DATE OF     EXPIRATION    ------------------------
           NAME              GRANTED         YEAR         SHARE        GRANT         DATE           5%           10%
           ----             ----------    ----------    ---------    ---------    ----------    ----------    ----------
Roger S. Siboni...........        --           --              --          --           --              --            --
Kevin J. Yeaman...........    75,000        1.286       $ 31.6667    $31.6667      4-14-10      $1,493,626    $3,785,142
Phillip M. Fernandez......    75,000        1.286         31.6667     31.6667      4-14-10       1,493,626     3,785,142
Anthony M. Leach..........        --           --              --          --           --              --            --
Karen A. Richardson.......    15,145        0.259        120.8333    120.8333       1-1-10       1,147,306     2,905,439
                             150,000        2.572         31.6667     31.6667      4-14-10       2,987,253     7,570,285

     AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table describes for the Named Executive Officers their option exercises for the fiscal year ended December 31, 2000, and exercisable and unexercisable options held by them as of December 31, 2000.

     The "Value of Unexercised In-the-Money Options at December 31, 2000" is based on a value of $53.94 per share, the closing price of our common stock on the Nasdaq Stock Market's National Market as of December 31, 2000, less the per share exercise price, multiplied by the number of shares issued upon exercise of the option. Options were granted under our 1997 Stock Option Plan or 1999 Stock Plan. All options listed below are immediately exercisable; however, as a condition of exercise, the optionee must enter into a restricted stock purchase agreement granting us the right to repurchase any unvested portion of the shares issuable by such exercise at their cost in the event of the optionee's termination of employment. The shares vest over four years, with 25% of the shares vesting one year after the grant date and the remaining shares vesting ratably each month thereafter.

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                NUMBER OF                            OPTIONS AT               IN-THE-MONEY OPTIONS AT
                                 SHARES                          DECEMBER 31, 2000               DECEMBER 31, 2000
                               ACQUIRED ON      VALUE       ----------------------------    ----------------------------
            NAME                EXERCISE       REALIZED     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
            ----               -----------    ----------    -----------    -------------    -----------    -------------
Roger S. Siboni..............        --               --           --              --                --             --
Kevin J. Yeaman..............    28,125       $2,258,251      103,124          75,000       $ 5,166,569     $1,670,250
Phillip M. Fernandez.........    45,000        2,899,800      292,499          75,000        15,250,226      1,670,250
Anthony M. Leach.............        --               --           --              --                --             --
Karen A. Richardson..........     6,151          341,330       23,195         181,237           903,716      3,536,662

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Prior to establishing the compensation committee, the board of directors as a whole performed the functions delegated to the compensation committee. No member of the board of directors or the compensation committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     In 2000, the compensation committee consisted of Douglas J. Mackenzie and Robert L. Joss, neither of whom was an employee or former employee of E.piphany or any of its subsidiaries during the year. The compensation committee has overall responsibility for E.piphany's executive compensation policies and practices. The role of the Compensation Committee is to establish and recommend salaries and other compensation paid to executive officers of E.piphany and to administer E.piphany's stock plans. The compensation committee's functions include:

     - Evaluating management's performance,

     - Determining the compensation of E.piphany's Chief Executive Officer,

     - Reviewing and approving all executive officers' compensation, including salary and bonuses, and

     - Establishing and administering compensation plans including granting awards under E.piphany's stock option plans to its employees.

     The compensation committee has provided the following report on the compensation policies as they apply to E.piphany's executive officers and the relationship of E.piphany's performance to executive compensation.

OVERVIEW OF COMPENSATION POLICIES

     E.piphany's compensation policies are designed to address a number of objectives, including attracting and retaining superior staff, rewarding performance and motivating employees to achieve significant returns for stockholders. To promote these policies, the committee implemented a compensation program that is comprised of the following principal elements:

     - Basic Salary,

     - Cash Incentives (Bonuses),

     - Equity Incentives (stock awards), and

     - Benefits.

     When establishing salaries, bonus levels and stock-based awards for each of the executive officers, the compensation committee considers the recommendations of the Chief Executive Officer, the officer's role, responsibilities and performance during the past year, and the amount of compensation paid to executive officers in similar positions of comparable companies within the software industry or located in the San Francisco Bay Area. The compensation committee generally sets the compensation of the officers at levels that are at or near the average of the levels paid by companies with comparable revenues either engaged in the software industry or located in the San Francisco Bay Area. When setting the compensation of each of the executive officers, the compensation committee considers all of the factors set forth above, but does not assign any specific weighting or apply any formula to these factors. The compensation committee does, however, give significant consideration to the recommendation of the Chief Executive Officer.

     The Importance of Ownership -- A fundamental tenet of E.piphany's compensation policy is that significant equity participation creates a vital long-term partnership between management and other stockholders. Through its employee stock plans and agreements the benefits of equity ownership are extended to E.piphany's executive officers and employees. As of April 6, 2001, E.piphany's directors and executive officers owned an aggregate of 7,899,752 shares and had the right to acquire an aggregate of 768,331 additional shares upon the exercise of employee stock options, exercisable on or before June 5, 2001. Of these options exercisable, approximately 42.6% of the options are unvested and therefore expire in the event of a termination and are returned to E.piphany's applicable stock option plan.

FISCAL 2000 EXECUTIVE OFFICER COMPENSATION PROGRAM

     The components of the executive compensation program are described below:

     Base Salary -- E.piphany believes that base salary is frequently a significant factor in attracting, motivating and retaining skilled executive officers. Accordingly, the compensation committee reviews base salaries of executive officers annually and generally sets the base salary of its executive offices at or near the average of the levels paid by companies with comparable revenues either engaged in the software industry or located in the San Francisco Bay Area. In addition, the compensation committee evaluates the specific job functions and past performance of individual officers. The compensation committee measures the prior performance of its individual executives using a combination of qualitative factors, such as leadership, teamwork and commitment to customer satisfaction, and quantitative factors such as whether the Company as a whole met its sales targets in the prior fiscal year, product development, customer acquisition and service levels, personnel recruitment and development targets.

     Bonus Program -- E.piphany maintains a cash incentive bonus program to reward executive officers for attaining defined performance goals. Although bonuses are based primarily on company-wide performance targets, specifically sales targets, profitability targets and product development milestones, significant weight is also given to individual performance. The compensation committee determined bonuses for the year ended December 31, 2000 by measuring the prior performance of each individual executive using a combination of qualitative factors, such as leadership, teamwork and commitment to customer satisfaction, and quantitative factors, such as whether the Company as a whole met its sales targets and product targets in the prior fiscal year, achievement of product development milestones, customer acquisition and service levels and personnel recruitment targets. The compensation committee sets target bonuses in the first half of each year based upon the recommendation of the Chief Executive Officer and bonuses in 2000 were paid semi-annually.

     Stock Option Grants -- In 2000, the compensation committee granted options to purchase common stock which in the aggregate represented rights to purchase 879,454 shares under E.piphany's stock option plans to executive officers. The compensation committee determined the number of options granted to executive officers primarily by evaluating each officer's (1) respective job responsibilities, (2) past performance, (3) expected future contributions, (4) existing stock and unvested option holdings, (5) potential reward to the executive officer if the stock price appreciates in the public market and (6) management tier classification. Option grants may also be made to new executive officers upon commencement of employment and, on occasion, to executive officers in connection with a significant change in job responsibility or completion of a significant project. The compensation committee believes that these stock option grants will more closely align the long-term interests of senior management with those of stockholders and assist in the retention of key executives.

     Benefits -- In 2000, E.piphany offered benefits to its executive officers that were substantially the same as those offered to all E.piphany employees. These benefits included:

     - 401(k) plan,

     - Medical and Dental Insurance,

     - Employee Stock Purchase Plan,

     - Life and Disability Insurance, and

     - Vision Service Plan.

     Chief Executive Officer's Compensation -- In 2000, Roger S. Siboni served as E.piphany's Chief Executive Officer. In 2000, the compensation committee did not increase Mr. Siboni's salary which remained at $250,000 per year. Mr. Siboni received a bonus of $175,000 in 2000 for work performed in 1999. This bonus was offset against an outstanding loan to E.piphany in January 2000. In determining Mr. Siboni's salary, the compensation committee considered the same criteria it considered with respect to the other executive officers. In addition, Mr. Siboni's compensation was determined for fiscal 2000 by reviewing a number of comparable companies' chief executive officers salaries within the software industry. Mr. Siboni's salary and equity compensation in 2000 was at or near market for public company chief executive officers within the software industry. The compensation committee noted that in 2000, under Mr. Siboni's leadership, E.piphany:

     - significantly increased the number of Fortune 500 and leading emerging internet customers,

     - released a significant new version of E.piphany's products,

     - assembled a strong management team, and

     - increased revenues from $19.2 million in 1999 to $127.3 million in 2000.

     Tax Law Limits on Executive Compensation and Policy on Deductibility of Compensation -- Section 162(m) of the Internal Revenue Code provides that a company may not take a tax deduction for that portion of the annual compensation paid to an executive officer in excess of $1 million, unless certain exemption requirements are met. E.piphany's stock option plans are designed to meet the exemption requirements of Section 162(m). The compensation committee has determined at this time not to seek to qualify E.piphany's remaining executive officer compensation programs under Section 162(m). None of the compensation paid to the Company's executive officers in 2000 was subject to Section 162(m).

     Conclusion -- All aspects of E.piphany's executive compensation are subject to change at the discretion of the compensation committee. The compensation committee will monitor E.piphany's executive compensation on an ongoing basis to ensure that it continues to support a performance-oriented environment and remains properly integrated with E.piphany's annual and long-term strategic objectives.

                                          Members of the compensation committee

                                          Douglas J. Mackenzie
                                          Robert L. Joss

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     Notwithstanding anything to the contrary set forth in any of E.piphany's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

     The audit committee consists of the following members of E.piphany's Board of Directors: Paul M. Hazen, Robert L. Joss and Sam H. Lee. Each of the members of the audit committee is independent as defined under the National Association of Securities Dealers' listing standards. The audit committee operates under a written charter adopted by the Board of Directors which is included in this proxy statement as Appendix A and has fulfilled the responsibilities delineated in the charter.

     The primary function of the audit committee is to provide advice with respect to E.piphany's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee's primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor E.piphany's financial reporting process and internal control system; (2) review and appraise the audit efforts of E.piphany's independent accountants and internal audit department; (3) evaluate E.piphany's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and (5) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board of Directors.

REVIEW OF E.PIPHANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000

     The audit committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with E.piphany's management. The audit committee has discussed with Arthur Andersen LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The audit committee has also received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the audit committee has discussed the independence of Arthur Andersen LLP with that firm.

     The audit committee has considered the fees paid to Arthur Andersen for non-audit related services and does not feel that these fees compromise Arthur Andersen's independence in performing E.piphany's audit.

     Based on the audit committee's review and discussions noted above, the audit committee recommended to the Board of Directors that E.piphany's audited financial statements be included in E.piphany's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the SEC.

                                          Members of the audit committee

                                          Paul M. Hazen
                                          Robert L. Joss
                                          Sam H. Lee

STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total stockholder return on E.piphany's Common Stock with the cumulative total return on the Standard & Poor's 500 Index and a customer relationship management sector index for the fiscal year commencing December 31, 1999 and ending December 31, 2000, assuming an investment of $100 and the reinvestment of any dividends.

     The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of E.piphany's Common Stock.

E.PIPHANY, INC. STOCK PERFORMANCE GRAPH CUMULATIVE TOTAL RETURN
[PERFORMANCE GRAPH]

                                                     E.PIPHANY, INC.              S&P 500 INDEX            ITTOOLBOX CRM INDEX
                                                     ---------------              -------------            -------------------
December 31, 1999                                           100                         100                         100
December 31, 2000                                         36.26                       89.86                       36.66

OTHER MATTERS

     E.piphany knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/ Roger S. Siboni
                                          Roger S. Siboni
                                          President, Chief Executive Officer
                                          and Chairman of the Board

Dated: April 25, 2001

                                                                      APPENDIX A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                                E.PIPHANY, INC.

PURPOSE:

     The purpose of the Audit Committee of the Board of Directors of E.piphany, Inc. (the "Company") shall be:

     - to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

     - to provide the Company's Board of Directors with the results of its monitoring and recommendations derived therefrom;

     - to nominate to the Board of Directors independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

     - to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

     The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. On or before June 14, 2001, the members will meet the following criteria:

     1. Each member will be an independent director, in accordance with the Nasdaq National Market Audit Committee requirements;

     2. Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

     3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

     - Providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

     - Recommending the selection and, where appropriate, replacement of the independent auditors to the Board of Directors;

     - Reviewing fee arrangements with the independent auditors;

     - Reviewing the independent auditors' proposed audit scope, approach and independence;

     - Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

     - Requesting from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

     - Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

     - Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

     - Reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

     - Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of
       Schedule 14A;

     - Reviewing the Audit Committee's own structure, processes and membership requirements; and

     - Performing such other duties as may be requested by the Board of Directors.

MEETINGS:

     The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

     The Audit Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

     Apart from the report prepared pursuant to Item 306 of Regulation S-K and
Item 7(e)(3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Audit Committee's charter.

VOTE BY TELEPHONE                                    VOTE BY INTERNET
-----------------                                    ----------------
It's fast, convenient, and immediate!                It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                 confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

FOLLOW THESE FOUR EASY STEPS:                        FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATEMENT AND         1. READ THE ACCOMPANYING PROXY STATEMENT AND
   PROXY CARD.                                          PROXY CARD.

2. CALL THE TOLL-FREE NUMBER                         2. GO TO THE WEBSITE
   1-877-PRX-VOTE (1-877-779-8683).                     HTTP://WWW.EPROXYVOTE.COM/EPNY

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER          3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED
   LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.          ON YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE RECORDED INSTRUCTIONS.                 4. FOLLOW THE INSTRUCTIONS PROVIDED.


YOUR VOTE IS IMPORTANT!                              YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                         Go to HTTP://WWW.EPROXYVOTE.COM/EPNY anytime!


DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1.   To elect the following Directors to serve for a term ending upon     2.   To ratify the appointment of   FOR  AGAINST  ABSTAIN
     the Annual Meeting of Stockholders to be held in 2004 or until            Arthur Andersen LLP as the     [ ]    [ ]      [ ]
     their successors are duly elected and qualified:                          Company's independent public
                                                                               accountants for the fiscal
     NOMINEES: (01) Douglas J. Mackenzie and (02) Jennifer J. Ming.            year ending December 31,
                                                                               2001.
         FOR                             WITHHELD
         ALL    [ ]                 [ ]  FROM ALL                           MARK HERE IF YOU PLAN TO ATTEND THE MEETING       [ ]
       NOMINEES                          NOMINEES

     [ ]                                                                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [ ]
         -----------------------------------------
         For all nominees except as noted above

                                                                            The undersigned acknowledges receipt of the accompanying
                                                                            Notice of Annual Meeting of Stockholders and Proxy
                                                                            Statement.

                                                                            Please date and sign exactly as your name(s) is (are)
                                                                            shown on the share certificate(s) to which the Proxy
                                                                            applies. When shares are held as joint-tenants, both
                                                                            should sign. When signing as an executor, administrator,
                                                                            trustee, guardian, attorney-in-fact or other fiduciary,
                                                                            please give full title as such. When signing as a
                                                                            corporation, please sign in full corporate name by
                                                                            President or other authorized officer. When signing as a
                                                                            partnership, please sign in partnership name by an
                                                                            authorized person.

 Signature:                           Date:                   Signature:                             Date:
           -------------------------        ---------------              -------------------------        ---------------